EXHIBIT 21
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                           TSR, INC. AND SUBSIDIARIES

                   List of Subsidiaries to Report on Form 10-K
                         Fiscal Year Ended May 31, 2006



          Name                                 State of Incorporation/Formation
          ----                                 --------------------------------

TSR Consulting Services, Inc.                             New York
Logixtech Solutions, LLC                                  Delaware